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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 6, 2007


                            HINES HORTICULTURE, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       000-24439              33-0803204
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      (State or other               (Commission File          (IRS Employer
jurisdiction of incorporation)            Number)           Identification No.)

                  12621 Jeffrey Road, Irvine, California 92620
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 559-4444


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On February 6, 2007, G. Ronald Morris made his intentions known that he will not stand for re-election as a member of the Board of Directors of Hines Horticulture, Inc. (the "Company"). Mr. Morris has served as a member of the Board of Directors since March 2001 and is a member of the Compensation Committee and Audit Committee. Mr. Morris intends to remain a member of the Board of Directors until the Company's 2007 annual meeting of stockholders. The Company thanks Mr. Morris for his years of service and his commitment to the organization.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 12, 2007                  HINES HORTICULTURE, INC.

                                        By: /s/ Claudia M. Pieropan
                                            ------------------------------------
                                            Claudia M. Pieropan
                                            Chief Financial Officer, Secretary
                                            and Treasurer
                                            (principal financial and accounting
                                            officer)